UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 25, 2020

Avangrid, Inc.

(Exact name of registrant as specified in its charter)

New York	001-37660	14-1798693
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

180 Marsh Hill Road Orange, Connecticut	06477
(Address of principal executive offices)	(Zip Code)

(207) 629-1200

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AGR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Transmission Service Agreement Amendments

On June 25, 2020, Central Maine Power Company (“CMP”) and NECEC Transmission LLC (“NECEC”), each subsidiaries of Avangrid, Inc. (the “Corporation”), entered into certain second amendments and consents to assignment (the “Second Amendments” and each, a “Second Amendment”) to the following transmission service agreements, each as amended, supplemented or otherwise modified from time to time (each, a “TSA” and collectively, the “TSAs”) in connection with the New England Clean Energy Connect transmission line (“NECEC transmission line”):

1.	TSA with NSTAR Electric Company (d/b/a Eversource) for 579.335 MW of firm transmission service over the NECEC transmission line for a twenty-year term commencing on the commercial operation date of the NECEC transmission line (the “COD”).

2.	TSA with Massachusetts Electric Company (d/b/a National Grid) and Nantucket Electric Company (d/b/a National Grid) for 498.348 MW of firm transmission service over the NECEC transmission line for a twenty-year term commencing on the COD.

3.	TSA with Fitchburg Gas & Electric Light Company (d/b/a Unitil) for 12.317 MW of firm transmission service over the NECEC transmission line for a twenty-year term commencing on the COD.

4.	TSA with H.Q. Energy Services (U.S.) Inc. (“HQUS”), an affiliate of Hydro-Québec, for 579.335 MW of firm transmission service over the NECEC transmission line for a twenty-year term commencing on the twentieth anniversary of the COD.

5.	TSA with HQUS for 498.348 MW of firm transmission service over the NECEC transmission line for a twenty-year term commencing on the twentieth anniversary of the COD.

6.	TSA with HQUS for 12.317 MW of firm transmission service over the NECEC transmission line for a twenty-year term commencing on the twentieth anniversary of the COD.

7.	TSA with HQUS for 110 MW of firm transmission service over the NECEC transmission line for a forty-year term commencing on the COD.

The Second Amendments, among other things, (i) provide for the consent of the Massachusetts electric distribution companies referenced above (the “EDCs”) and HQUS to the assignment of the TSAs from CMP to NECEC, (ii) provide for the Corporation’s guaranty of NECEC’s obligations under the TSAs upon the assignment of the TSAs from CMP to NECEC, and (iii) extend the trigger date by which the TSAs may be terminated by either party without liability if the final non-appealable approval of the Massachusetts Department of Public Utilities in accordance with Section 83D of the Massachusetts Act Relative to Green Communities (“Regulatory Approval”) is not received from June 25, 2020 to December 15, 2020. In addition, the Second Amendments to the three TSAs with the EDCs (i) reduce the percentage that applies for the escalation in monthly transmission service payments under those TSAs in the event of a delay in the issuance of the Regulatory Approval beyond June 25, 2019, and (ii) increase, upon the assignment of the TSAs from CMP to NECEC, the amount of the pre-COD credit support to be provided to the EDCs.

The foregoing description is only a summary of the material provisions of the Second Amendments, and the transactions contemplated thereby, and does not purport to be complete and is qualified in its entirety by reference to such agreements, copies of which will be filed by the Corporation as exhibits to its quarterly report on Form 10-Q for the quarterly period ending June 30, 2020.

Revolving Credit Agreement

On June 29, 2020, the Corporation entered into a revolving credit agreement with the several lenders from time to time parties thereto, Mizuho Bank, Ltd., as administrative agent, and The Bank of Nova Scotia and Banco Bilbao Vizcaya Argerntaria, S.A. New York Branch, as co-syndication agents (the “2020 Credit Agreement”), pursuant to which such banks or other financial institutions have agreed to extend credit facilities to the Corporation with the aggregate principal amount at any one time outstanding not to exceed $500 million. The 2020 Credit Agreement contains certain negative covenants, including one that sets the ratio of maximum allowed consolidated debt to consolidated total capitalization at 0.65 to 1.00, for the Corporation. Under the 2020 Credit Agreement, the Corporation will pay an annual facility fee dependent on the Corporation’s credit rating and ranging from 15 to 30 basis points. The termination date for the 2020 Credit Agreement is June 28, 2021.

The foregoing description is only a summary of the material provisions of the 2020 Credit Agreement, and the transactions contemplated thereby, and does not purport to be complete and is qualified in its entirety by reference to such agreement, a copy of which will be filed by the Corporation as an exhibit to its quarterly report on Form 10-Q for the quarterly period ending June 30, 2020.

Amendment No. 2 to Revolving Credit Facility

On June 29, 2020, the Corporation and its wholly-owned subsidiaries New York State Electric & Gas Corporation (“NYSEG”), Rochester Gas and Electric Corporation (“RGE”), Central Maine Power Company (“CMP”), The United Illuminating Company (“UI”), Connecticut Natural Gas Corporation (“CNG”), The Southern Connecticut Gas Company (“SCG”) and The Berkshire Gas Company (“BGC” and together with the Corporation, NYSEG, RGE, CMP, UI and CNG, the Borrowers”) entered into an amendment of the exiting $2.5 billion credit facility (“Amendment No. 2”), with several banks and other financial institutions or entities from time to time parties thereto, JPMorgan Chase Bank, N.A., as administrative agent, and Bank of America, N.A., as syndication agent, MUFG Bank, Ltd. and Santander Bank, N.A., as co-documentation agents, and Banco Bilbao Vizcaya Argentaria, S.A. New York Branch, as sustainability agent, to provide a minimum submit for each Borrower other than the Corporation. NYSEG has a minimum sublimit of $400 million, RGE has a minimum sublimit of $250 million, CMP has a minimum sublimit of $100 million, UI has a minimum sublimit of $150 million, CNG and SCG have minimum sublimits of $40 million, and BGC has a minimum sublimit of $20 million.

The foregoing description is only a summary of the material provisions of Amendment No. 2, and the transactions contemplated thereby, and does not purport to be complete and is qualified in its entirety by reference to such agreement, a copy of which will be filed by the Corporation as an exhibit to its quarterly report on Form 10-Q for the quarterly period ending June 30, 2020.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVANGRID, INC.

By:	/s/ Doug Stuver
Name:	Doug Stuver
Title:	Senior Vice President – Chief Financial Officer

Dated: July 1, 2020

4